SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):April 10, 2000


                                 MGI PROPERTIES
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             (Exact name of registrant as specified in its charter)


    Massachusetts                   1-6833           04-6268740
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


                One Winthrop Square, Boston, Massachusetts 02110
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 422-6000



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Item 2.  Acquisition or Disposition of Assets.

                  On April 10, 2000, MGI Properties (NYSE: MGI) (the "Trust") sold a 362,000 square foot retail center located in Aurora, Illinois to M&J Wilkow Properties, Inc., an Illinois corporation, for $22,640,000 in cash. The sale was in furtherance of the Trust's Plan of Complete Liquidation and Termination of Trust, which was approved by the Trust's Board of Trustees on August 12, 1998 and by the Trust's shareholders on October 14, 1998. The purchase price was determined by arms-length negotiations between the parties and was based upon the aggregate fair market value of the property. For additional information, reference is made to the news release, which is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 5.  Other Events.

                  On April 17, 2000, the Trust announced that it sold an office building located in Ann Arbor, Michigan for $7.6 million. The Trust presently estimates that the liquidation will be substantially completed during the Trust's third quarter ending August 31, 2000, although there can be no assurance thereof. Additionally, it is presently anticipated that the Trust will convert to a liquidating trust no later than October 14, 2000 but in no event prior to June 30,


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2000,  after  which the  beneficial  interests in the  successor  entity will be non-transferable. In addition, the Trust announced that two of its remaining three properties are under contract and it is presently estimated, based on current estimates of pricing with respect to the remaining properties, that additional net liquidating distributions may aggregate approximately $2.50 per share, after all fees and liquidation costs; however, no assurances can be given that per share net liquidating distributions will reach that amount, nor as to the actual timing of remaining distributions. For additional information, reference is made to the news release, which is incorporated herein by reference and is attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

         Exhibit No.                      Exhibit

           99.1                     Press Release dated April 10, 2000.


           99.2                     Press Release dated April 17, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MGI PROPERTIES
                                          (Registrant)



Dated: April 24, 2000                 By: /s/ Phillip C. Vitali
                                          --------------------------------------
                                          Name:  Phillip C. Vitali
                                          Title: Executive Vice President
                                                   and Treasurer
                                                 (Principal Financial and
                                                 Accounting Officer)



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